UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2016
Date of Report (Date of earliest event reported)

GALA GLOBAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2780 South Jones Blvd. #3725, Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

(775) 321-8238
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01.     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 25, 2016, Gala Global Inc. (the “Company”) was informed by Cutler & Co., LLC (“Cutler & Co”) that it had merged its SEC auditing practice with Pritchett, Siler & Hardy PC. As a result of this merger, Cutler & Co. had resigned as the Company’s independent registered public accounting firm. On February 25, 2016, the Company retained Pritchett, Siler & Hardy PC (“PS & H”) as its new principal independent accountant. PS & H is located in Farmington, Utah, and is registered with the Public Company Accounting Oversight Board (United States). The decision to retain PS & H as the new principal independent accountant was approved, and the resignation of Cutler & Co was accepted, by the Company’s Board of Directors.

Cutler & Co issued audit reports on the financial statements of the Company for the years ended November 30, 2014 and 2013 and reviewed the Company’s financial statements for the interim periods through August 31, 2015.

Cutler & Co.’s reports on the financial statements of the Company for the years ended November 30, 2014 and 2013, included an explanatory paragraph as to the Company’s ability to continue as a going concern. Other than the going concern uncertainty, the audit reports of Cutler & Co on the financial statements of the Company for the years ended November 30, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended November 30, 2014 and 2013 and through the date of their resignation, there have been no disagreements with the Cutler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Cutler & Co, would have caused them to make reference thereto in their report on financial statements for any period.

During the years ended November 30, 2014 and 2013 and through the date of their resignation, there were no reportable events as defined in Item 304(a) (1)(iv) of Regulation S-K.

The Company requested the Cutler & Co to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been furnished and is filed herewith as Exhibit 16.1.

During the years ended November 30, 2014 and 2013 and through the date of its appointment as the Company’s principal independent accountant, neither the Company nor anyone on its behalf has not consulted with P S & H regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did PS & H provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the years ended November 30, 2014 and 2013 and through the date of its appointment as the Company’s principal independent accountant, the Company has not consulted PS & H on any matter that was the subject of a disagreement or a reportable event as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.

None

(b)

Pro forma financial information.

None

(c)

Shell company transactions.

None

(d)

Exhibits

16    Letter regarding change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2016	By:	/s/ Calvin Frye
Calvin Frye
	Title:	Chief Executive Officer